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                                                                   EXHIBIT 10.26

             CORPORATE SERVICES AND EXPENSE REIMBURSEMENT AGREEMENT

         THIS CORPORATE SERVICES AND EXPENSE REIMBURSEMENT AGREEMENT (hereinafter, this "Agreement") is made and entered into as of the __ day of November, 2003, by and between DANIELSON HOLDING CORPORATION, a Delaware corporation (hereinafter, ("Parent") and COVANTA ENERGY CORPORATION, a Delaware corporation and a subsidiary of Parent (hereinafter, the "Company"). Parent and the Company are sometimes referred to herein individually as a "Party" and collectively as the "Parties".

                                    RECITALS

         WHEREAS, Parent is a publicly-owned holding company with no independent operations;

         WHEREAS, the Company is an operating company whose financial statements and operations will be consolidated with Parent's for accounting, securities and disclosure requirements, and other matters;

         WHEREAS, Parent will incur certain expenses for or on behalf of the Company, as a reporting company under the Securities Exchange Act of 1934, as amended ("Exchange Act") and as listed company on the American Stock Exchange; and

         WHEREAS, the Company intends to pay or reimburse Parent for services provided or expenses incurred for or on behalf of the Company and to maintain Parent's operations as a publicly-traded company, pursuant to the terms and on the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Parties agree as follows:

         1. Services. Parent shall provide, or cause to be provided, the following administrative services (collectively the "Services"):

         (a) Providing assistance in matters of shareholder relations, including, without limitation, maintaining communications with Parent's and the Company's stock transfer agent, responding to shareholder and market inquiries and requests for information and materials, and maintaining shareholder records relating to stock options;

         (b) Obtaining the services of and coordinating with professional advisors in connection with Parent's and the Company's business, including, without limitation, accountants, auditors, attorneys, brokers, advisors, consultants and banks;

         (c) Coordinating the acquisition and maintenance of appropriate insurance for Parent and the Company, including directors and officers ("D&O") insurance and errors and omissions ("E&O") insurance;

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         (d)      Maintaining the financial accounts of Parent, including, but not limited to, settling accounts payable with vendors and other creditors of the Company;

         (e) Maintaining appropriate financial, tax, accounting and general business records of Parent and the Company, assisting with the preparation and submission of filings required by the Securities and Exchange Commission, the American Stock Exchange and applicable rating agencies (and any other applicable regulatory body);

         (f) Providing support with regard to the information and technology needs of the Company in the ordinary course of its business;

         (g) Contesting any tax deficiencies or adjustments or performing any other functions as provided in the tax sharing agreement between Parent and the Company dated ____ (the "Tax
                  Sharing Agreement"); and

         (h) Such other functions as may be requested by the Company, from time to time, and agreed to by Parent.

         2. Reimbursable Operating Expenses of Parent. In addition to reimbursing Parent for its actual costs in providing the Services, the Company shall reimburse Parent for the actual cost of the following operating expenses incurred by Parent in connection with its operations (collectively, the "Reimbursable Operating Expenses"):

         (a) All audit, legal, appraisal, engineering, environmental, financial and other professional and/or consulting services incurred by Parent;

         (b)      Phone and fax charges, postage, and supplies;

         (c)      Fees and expenses of Parent's stock transfer agent;

         (d) Fees and expenses related to the maintenance of Parent's website;

         (e) Fees and expenses of meetings and travel of directors and officers of Parent, including directors' fees;

         (f) Temporary employees or independent contractors engaged to assist on Parent matters;

         (g) Filing fees and other fees or expenses payable to or in connection with filings made with the Securities and Exchange Commission and other regulatory agencies;

         (h) Listing fees and other fees payable to the American Stock Exchange or such other exchange or stock market on which the Parent's securities may trade;

         (i)      Fees and expenses payable to rating agencies;

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         (j)      Printing fees associated with notices or other communications to holders of Parent's or Company's securities and registration statements, reports, proxy statements and other reports filed with the Securities and Exchange Commission;

         (k) Income, sales, use, franchise and other taxes paid to Federal, state and local governments by Parent and not covered by the tax sharing agreement between Parent and the Company;

         (l) Premiums for D&O Insurance, E&O Insurance and such other insurance as Parent shall deem necessary or desirable to obtain in connection with its operations;

         (m) Reimbursement of payments to Equity Group Investments, LLC ("EGI") under that certain services agreement, approved by the Audit Committee of Parent, pursuant to which Parent reimburses EGI for operating expenses, currently in the amount of $20,000 per month, incurred by EGI on behalf of or for the benefit of Parent;

         (n)      Salaries and other compensation payable to officers of Parent;

         (o) All costs and expenses incurred by Parent for the services Parent provides under the Tax Sharing Agreement on behalf of or for the benefit of Company or any of its subsidiaries; and

         (p) All such other out-of-pocket expenditures directly related to Parent's activities and reasonably determined to be appropriate and advisable by any officer of Parent.

         3.       Term.

         (a) The term of this Agreement shall be deemed to have commenced on the date hereof and shall continue (i) until such time as Parent shall give to the Company at least ninety (90) calendar days advance written notice of its intention to terminate this Agreement, in which event this Agreement shall terminate on the date specified in such notice; or (ii) termination pursuant to
Section 7 hereof.

         (b) Termination of Obligations. In the event of the termination of this Agreement, neither Party shall have any further rights, obligations or liabilities under this Agreement except (i) those which are accrued through the effective date of such termination, and (ii) reasonable costs and expenses, including, without limitation, severance and early termination costs, incurred by Parent upon a termination of this Agreement including, without limitation, costs associated with (x) the redeployment of personnel hired by Parent to perform Services hereunder; or (y) the termination of third-party agreements entered into by Parent relating to the provision by Parent or such third parties of Services hereunder (it being acknowledged that, when practicable, the Parties shall endeavor to have any such agreements entered into by the Company, rather than Parent).

         4. Independent Contractor. Parent shall serve as an independent contractor and the Company shall have no control over the selection, retention, terms of employment or discharge

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of Parent's employees, representatives, or subcontractors, and no control over the specific manner in which the Services shall be performed.

         5. Cost Reimbursement. In exchange for performing the Services for the Company, the Company shall reimburse Parent on a monthly basis for Parent's actual cost in providing the Services and for the Reimbursable Operating Expenses (as such term is defined in Section 2 hereof) Parent incurs during the immediately preceding month. Parent shall submit to the Company for payment each month an invoice for amounts due under this Agreement (an "Invoice"). All Invoices shall specify the Services provided to the Company under the Agreement for the invoiced month and Parent's costs therefor. To the extent that any of the Services or Reimbursable Operating Expenses to be reimbursed hereunder are known and fixed at the beginning of any month, Parent may invoice the Company for reimbursement of such amounts on a prospective monthly basis. The Invoices shall also detail all Expenses incurred. The Company shall pay all Invoices within five (5) business days of receipt thereof; provided, however, that if the Company fails to make a payment under its first lien Credit Agreement with Deutsche Bank and Bank of America, as agents, then until such breach is cured, the Company shall not make payments to Parent hereunder and the Company shall be deemed to be in default hereunder.

         6. Indemnification. Parent shall provide the Company the benefit of the same standard of judgment and effort in rendering the Services hereunder as Parent applies to its own corporate functions and operations. However, Parent and its officers, directors, member, affiliates, agents and employees shall not be liable to the Company or to any other person for any act or omission in the course of performance of their duties hereunder except for their gross negligence or willful misconduct. The Company shall defend, indemnify and save harmless Parent and its officers, directors, members, affiliates, agents and employees from and against any and all liabilities, claims, damages, costs and expenses (including reasonable attorney's fees and amounts reasonably paid in settlement) incurred by reason of or arising out of the performance or nonperformance of its duties under or by reason of this Agreement; provided, however, there shall be no such indemnification for liabilities, claims, damages, costs or expenses incurred by any such person or entity by reason of their gross negligence or willful misconduct in the conduct of their duties under or by reason of this Agreement. Expenses incurred by an indemnitee hereunder shall be paid by the Company in advance upon request of such indemnitee that the Company pay such expenses The Company's indemnification and advancement of expenses obligations hereunder shall survive any termination of this Agreement.

         7. Default. In the event of a material default (hereinafter a "Default") by either Party to this Agreement, the Party suffering from such Default (hereinafter the "Non-Defaulting Party") shall serve written notice to the Party in Default (hereinafter the "Defaulting Party") setting forth with reasonable particularity the nature of the alleged Default, and the specific remedy or performance sought by the Non-Defaulting Party (hereinafter the "Default Notice") of the Defaulting Party to cure the Default. The Defaulting Party shall have five (15) business days from its receipt of the Default Notice, other than a payment default, to either cure the Default or, if the Default is not capable of being cured within fifteen (15) business days, to make substantial efforts and progress towards curing the Default. In the event that the Defaulting Party does not cure the Default or make substantial efforts and progress towards curing the Default within fifteen (15) business days of its receipt of the Default Notice, then the Non-Defaulting Party may

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deliver a second notice (hereinafter the "Notice of Termination") to the
Defaulting Party informing the Defaulting Party that this Agreement has been terminated as of the Date of the Notice of Termination. Notwithstanding the foregoing, in the event of a payment default by the Company, Parent shall have the right to terminate this Agreement in the event such payment default is not cured within five (5) days following delivery of the Default Notice to the Company.

         8. Notice. Whenever, under the terms of this Agreement, any notice is required or permitted to be served upon the other Party, said notice may be served upon the other Party by personal service, overnight carrier, or by certified mail. Any such notice shall be deemed given when personally received by the Party to whom the notice is directed; provided, however, in the event notice is mailed, such notice shall be deemed given when deposited in the United States Mail with postage prepaid. Notices shall be in writing and, until further notification in writing, shall be delivered to the following addresses:

                  To Parent:

                  Philip G. Tinkler, CFO
                  Danielson Holding Corporation
                  Two North Riverside Plaza
                  Suite 600
                  Chicago, IL 60606

                  with a required copy to:

                  Danielson Holding Corporation
                  David S. Stone, Esq., Acting General Counsel
                  Neal, Gerber & Eisenberg LLP
                  Two North LaSalle Street
                  Suite 2200
                  Chicago, IL 60602

                  To the Company:

                  Covanta Energy Corporation

                  ____________________
                  40 Lane Road
                  Fairfield, New Jersey  07004

                  with a required copy to:

                  ____________________
                  ____________________
                  ____________________
                  ____________________

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         9.       Assignment. The Parties to this Agreement may not assign or otherwise transfer all or any part of their rights or obligations under this Agreement without the prior written consent of the other Party; provided that Parent may subcontract to affiliated and unaffiliated entities, firms and organizations for those services Parent reasonably deems necessary or advisable to accomplish the Services specified above.

         10. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Illinois, but without regard to the conflicts of laws provisions thereof.

         11. Validity. This Agreement sets forth the entire understanding of the Parties and has been duly executed and delivered on behalf of each of the Parties and constitutes the legal, valid, binding and enforceable obligation of each such Party.

         12. Headings. The paragraph headings contained herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Agreement or in any way affect the terms and provisions hereof.

         13. Counterparts. This Agreement may be signed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same Agreement.

         14. Entire Agreement; Amendments. This Agreement contains the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings in connection therewith. There are no agreements, understandings, conditions, warranties, or representations, oral or written, express or implied, with reference to the subject matter hereof that are not merged herein or superseded by this Agreement. This Agreement may not be changed orally, but only by an agreement in writing signed by duly authorized officers of each of the Parties.

                  IN WITNESS WHEREOF, each of the Parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed by their duly authorized officers, on the day and year first above written.

                          DANIELSON HOLDING CORPORATION

                          By: ________________________________________________
                          Name:  Philip Tinkler
                          Its: Chief Financial Officer

                          COVANTA ENERGY CORPORATION

                          By: ________________________________________________
                          Name: ______________________________________________
                          Its:  ______________________________________________

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